COMMITMENTS, CONTINGENCIES AND REGULATORY MATTERS	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND REGULATORY MATTERS	COMMITMENTS, CONTINGENCIES AND REGULATORY MATTERS
We record a liability for contingencies if an unfavorable outcome is probable and the amount of loss can be reasonably estimated, including expected insurance coverage. For proceedings where the reasonable estimate of loss is a range, we record a best estimate of loss within the range.
Litigation
We are currently involved in legal actions in the course of our business, some of which seek monetary damages. We do not believe that the outcome of these proceedings, both individually and in the aggregate, will have a material impact on our financial condition, results of operations or cash flows.
Regulatory Matters
Periodically, we are subject to audits, examinations and investigations by federal, state and local governmental authorities and receive subpoenas, civil investigative demands or other requests for information from such governmental authorities in connection with their regulatory or investigative authority. We are currently responding to such inquiries from governmental authorities relating to certain aspects of our business. We believe it is premature to predict the potential outcome or to estimate any potential financial impact in connection with these inquiries.
Sales Taxes
On June 21, 2018, the United States Supreme Court rendered a 5-4 majority decision in South Dakota v. Wayfair, Inc., holding that a state may require a remote seller with no physical presence in the state to collect and remit sales tax on goods and services provided to purchasers in the state, overturning existing court precedent. During the year ended December 31, 2019, the Company completed the analysis of its services for potential exposure to sales tax in various jurisdictions in the United States. The Company recognized a $(2.7) million net loss reimbursement for the year ended December 31, 2020 (no comparative amount for the year ended December 31, 2021), in selling, general and administrative expenses in the accompanying consolidated statements of operations and comprehensive income (loss). The Company began invoicing, collecting and remitting sales tax in applicable jurisdictions in 2019. Future changes in our estimated sales tax exposure could result in a material adjustment to our consolidated financial statements, which would impact our financial condition and results of operations.
Ocwen Related Matters
As discussed in Note 3, during the year ended December 31, 2021, Ocwen was our largest customer, accounting for 31% of our total revenue. Additionally, 5% of our revenue for the year ended December 31, 2021 was earned on the loan portfolios serviced by Ocwen, when a party other than Ocwen or the MSRs owner selected Altisource as the service provider.
Ocwen has disclosed that it is subject to a number of ongoing federal and state regulatory examinations, consent orders, inquiries, subpoenas, civil investigative demands, requests for information and other actions and is subject to pending and threatened legal proceedings, some of which include claims against Ocwen for substantial monetary damages. Previous regulatory actions against Ocwen have subjected Ocwen to independent oversight of its operations and placed certain restrictions on its ability to acquire servicing rights. Existing or future similar matters could result in adverse regulatory or other actions against Ocwen. In addition to the above, Ocwen may become subject to future adverse regulatory or other actions.
Ocwen has disclosed that NRZ is its largest client. As of December 31, 2021, approximately 21% of loans serviced and subserviced by Ocwen (measured in UPB) were related to NRZ MSRs or rights to MSRs. In July 2017 and January 2018, Ocwen and NRZ entered into a series of agreements pursuant to which the parties agreed, among other things, to undertake certain actions to facilitate the transfer from Ocwen to NRZ of Ocwen’s legal title to the Subject MSRs and under which Ocwen will subservice mortgage loans underlying the MSRs for an initial term of five years. NRZ can terminate its sub-servicing agreement with Ocwen in exchange for the payment of a termination fee.
The existence or outcome of Ocwen regulatory matters or the termination of the NRZ sub-servicing agreement with Ocwen may have significant adverse effects on Ocwen’s business and/or our continuing relationship with Ocwen. For example, Ocwen may be required to alter the way it conducts business, including the parties it contracts with for services, it may be required to seek changes to its existing pricing structure with us, it may lose its non-government-sponsored enterprise (“GSE”) servicing rights or subservicing arrangements or may lose one or more of its state servicing or origination licenses. Additional regulatory actions or adverse financial developments may impose additional restrictions on or require changes in Ocwen’s business that could require it to sell assets or change its business operations. Any or all of these effects and others could result in our eventual loss of Ocwen as a customer or a reduction in the number and/or volume of services they purchase from us or the loss of other customers.
During the second quarter of 2020, Ocwen informed us that an MSR investor instructed Ocwen to use a field services provider other than Altisource on properties associated with certain MSRs. Based upon the impacted portfolios and the designated service provider, Altisource believes that Ocwen received these directions from NRZ. We believe Ocwen commenced using another field services provider for these properties in July 2020 and continued to transition services during the third quarter of 2020. We believe that the transition to the replacement field service provider was largely completed as of September 30, 2020. We estimate that $0.5 million and $70.1 million of service revenue from Ocwen for the years ended December 31, 2021 and 2020, respectively, was derived from Field Services referrals from the NRZ portfolios. Ocwen also communicated to Altisource in the fourth quarter of 2020 that the same investor instructed Ocwen to use a provider for default valuations and certain default title services other than Altisource on properties associated with such certain MSRs and commenced moving these referrals to other service providers in the fourth quarter of 2020, , with the bulk of such transition occurring during 2021. We anticipate that the transition of such default valuations and title services will continue during the course of 2022. We estimate that $2.9 million and $18.2 million of service revenue from Ocwen for the years ended December 31, 2021 and 2020, respectively, was derived from default valuations and title services referrals from the NRZ portfolios. To address the reduction in revenue, Altisource undertook several measures to further reduce its cost structure, strengthen its operations and generate cash.
On May 5, 2021 we entered into an Agreement with Ocwen pursuant to which the terms of certain services agreements between us and Ocwen were extended from August 2025 through August 2030 and the scope of solutions we provide to Ocwen was expanded to include, among other things, the opportunity for the Company to provide first and second chance foreclosure auctions on Government Loans, and title services on FHA and Veterans Affairs loans, subject to a process to confirm Altisource’s ability to meet reasonable performance requirements, which process is continuing. The Agreement established a framework for us to expand the foreclosure trustee solutions we provide to Ocwen in additional states, and, as mutually agreed upon by the parties, to deliver reverse mortgage related solutions to Ocwen, subject to negotiation of appropriate statements of work or other agreements, a process to confirm Altisource’s ability to meet reasonable performance requirements, and technical integrations, as may be applicable. The Agreement further resolved the contractual dispute between the parties related to Ocwen’s transfer to NRZ the rights to designate service providers other than Altisource, including mutual releases with respect to such dispute. The Agreement also addressed Ocwen’s rights in the event of certain change of control or sale of a business transactions by us on or after September 1, 2028. Since the date of the Agreement, Ocwen has transitioned over 2,300 of its foreclosure auction inventory on Government Loans to us and increased our percentage of field services referrals on its Government Loans.
In addition to expected reductions in our revenue from the transition of referrals for default related services previously identified, if any of the following events occurred, Altisource’s revenue could be further significantly reduced and our results of operations could be materially adversely affected, including from the possible impairment or write-off of goodwill, intangible assets, property and equipment, other assets and accounts receivable:
•Altisource loses Ocwen as a customer or there is an additional significant reduction in the volume of services they purchase from us
•Ocwen loses, sells or transfers a significant portion of its GSE or FHA servicing rights or subservicing arrangements or remaining other servicing rights or subservicing arrangements and Altisource fails to be retained as a service provider
•The contractual relationship between Ocwen and NRZ changes significantly, including Ocwen’s sub-servicing arrangement with NRZ expiring without renewal, and this change results in a change in our status as a provider of services related to the Subject MSRs
•Ocwen loses state servicing licenses in states with a significant number of loans in Ocwen’s servicing portfolio
•The contractual relationship between Ocwen and Altisource changes significantly or there are significant changes to our pricing to Ocwen for services from which we generate material revenue
•Altisource otherwise fails to be retained as a service provider
Management cannot predict whether any of these events will occur or the amount of any impact they may have on Altisource. However, we are focused on diversifying and growing our revenue and customer base and we have a sales and marketing strategy to support these efforts. Moreover, in the event one or more of these events materially negatively impact Altisource, we believe the variable nature of our cost structure would allow us to realign our cost structure to address some of the impact to revenue and that current liquidity would be sufficient to meet our working capital, capital expenditures, debt service and other cash needs. There can be no assurance that our plans will be successful or our operations will be profitable.
Leases
We lease certain premises and equipment, primarily consisting of office space and information technology equipment. Certain of our leases include options to renew at our discretion or terminate leases early, and these options are considered in our determination of the expected lease term. Certain of our lease agreements include rental payments adjusted periodically for inflation. Our lease agreements generally do not contain any material residual value guarantees or material restrictive covenants. We sublease certain office space to third parties. Sublease income was $1.0 million and $1.4 million for the years ended December 31, 2021 and 2020, respectively. The amortization periods of right-of-use assets are generally limited by the expected lease term. Our leases generally have expected lease terms at adoption of one to six years.
Information about our lease terms and our discount rate assumption is as follows as of December 31:

	2021	2020

Weighted average remaining lease term (in years)	3.30	3.18
Weighted average discount rate	5.84%	7.01%
Our lease activity was as follows for the years ended December 31:

(in thousands)	2021	2020

Operating lease costs:
Selling, general and administrative expense	$6,026	$9,712
Cost of revenue	2,294	1,919

Cash used in operating activities for amounts included in the measurement of lease liabilities	$9,072	$13,113
Short-term (twelve months or less) lease costs	(1,017)	3,797
Maturities of our lease liabilities as of December 31, 2021 are as follows:

(in thousands)	Operating lease obligations

2022	$3,090
2023	2,145
2024	1,576
2025	1,109
2026	563
Total lease payments	8,483
Less: interest	(561)

Present value of lease liabilities	$7,922
We have executed two standby letters of credit totaling $0.6 million related to two office leases that are secured by restricted cash balances.
Escrow Balances
We hold customers’ assets in escrow accounts at various financial institutions pending completion of certain real estate activities. These amounts are held in escrow accounts for limited periods of time and are not included in the consolidated balance sheets. Amounts held in escrow accounts were $27.5 million and $20.0 million as of December 31, 2021 and 2020, respectively.